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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 28, 2001


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                      1-12002                23-2715194
      (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)        File Number)          Identification No.)


                            20 Soundview Marketplace
                Port Washington, New York              11050
        (Address of principal executive offices)     (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 5. Other Events

On September 28, 2001, the Registrant, Acadia Realty Trust, entered into a joint venture agreement (the "Agreement") with four of its current institutional investors (the "Investors"). Under the terms of the Agreement, the Registrant and the Investors will contribute $20 million and $70 million, respectively, for the purpose of acquiring real estate assets. On October 3, 2001, the Registrant issued a press release discussing this and other matters. A copy of the press release is included as an exhibit to this filing.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated October 3, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACADIA REALTY TRUST
                                       (Registrant)


Date: October 5, 2001               By: /s/ Perry Kamerman

                                        Name:  Perry Kamerman
                                        Title: Senior Vice President and
                                               Chief Financial Officer



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